UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

February 14, 2018

Date of Report (date of earliest event reported)

Cutera, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-50644	77-0492262
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3240 Bayshore Blvd.

Brisbane, California 94005

(Address of principal executive offices)

(415) 657-5500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On February 14, 2018, we are issuing a press release and holding a conference call regarding our financial results for the fourth quarter and full-year ended December 31, 2017. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Senior Vice President, International Sales

On February 9, 2018, Miguel Pardos resigned his position as Senior Vice President, International Sales of Cutera, Inc. ("Cutera"), effective on February 28, 2018, to pursue other opportunities.  Cutera will reassign Mr. Pardos’ duties to the existing regional sales managers who will all report to the Chief Executive Officer, James A. Reinstein until further notice.

(e) Compensatory Arrangements of Certain Officers

On February 13, 2018, the Board of Directors (the “Board”) of Cutera, Inc. (the “Company”), upon recommendation of its Compensation Committee and in consultation with our independent compensation consultant, Compensia, Inc., approved the 2018 Management Bonus Program (the “Bonus Program”), which provides for payment of bonuses to certain executive officers and employees. The Board approved certain changes to the 2017 Management Bonus Program, including:

●	Each participant in the Bonus Program has a target bonus percentage associated with such participant’s job title and level that is applied to eligible wages;

●	Participants in the Bonus Program are not eligible to participate in the Company’s Profit Sharing Program;

●

Each participant in the Bonus Program is eligible to receive pro-rated bonuses based on such participant’s performance measures, and bonus amounts for each participant are subject to minimum and maximum payment amounts;

●	Bonuses paid pursuant to the Bonus Program are paid semi-annually, rather than quarterly pursuant to the 2017 Management Bonus Program; and

●	Participants in the Bonus Program must be employed by the Company at the time of any bonus payment.

Other provisions of the Company’s 2018 Management Bonus Program remained substantially the same as the terms of the 2017 Management Bonus Program.

Item 8.01.	Other Events.

On February 13, 2018, the Board also established an Enterprise Risk Committee. The role of the Enterprise Risk Committee is to assist the board in its oversight of the Company’s management of key risks, including strategic and operational risks, as well as the guidelines, policies and processes for monitoring and mitigating such risks. The committee’s role includes risk management oversight of its wholly-owned subsidiaries. The Board appointed independent directors Clint H. Severson, Elisha W. Finney and Gregory Barrett as the members of the Enterprise Risk Committee, with Clint H. Severson appointed to serve as the Chairperson.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release of Cutera, Inc. dated as of February 14, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CUTERA, INC.

Date: February 14, 2018	By: /S/ Darren W. Alch
Name: Darren W. Alch Title: General Counsel & Corporate Secretary